Exhibit 10.3

ASSIGNMENT OF BENEFICIARY OF
STANDBY LETTER OF CREDIT

To:                  ECO Building Products, Inc.
OTCBB: ECOB
909 West Vista Way
Vista, CA. 92083

Date:               6TH Day of July 2012

RE:                  Standby Letter of Credit #3
No: .......................897-117-3
Dated: To 17:00 GMT 12/04/2016

Issued by:     Bank of China Beijing
No. 1 Fuxingmen Nei Dajie
Beijing 100818
China

SWIFT Code:.............

The undersigned beneficiary (the Assignor) assigns to ECO Building Products, Inc. OTCBB: ECOB, 909 West Vista Way, Vista, 92083, all money now due and payable, or money that may become due and payable, to the assignor under the above referenced standby letter of credit as per the conditions of Standby Letter of Credit #3.  The above-referenced standby letter of credit is delivered to the Assignee with the execution of this assignment.

The Assignor warrants that it has received, as of the date of this assignment, no payments outside or under the above-referenced standby letter of credit, except for the following: none.  The Assignor further warrants that the amount here assigned is either due and owing or may become due and payable to the Assignor.

The Assignor here (1) authorizes and directs Bank of China Beijing to deliver to the Assignee any and all payments to be made to the Assignor once the conditions of the above referenced standby letter of credit are activated; (2) authorizes the Assignee to receive those payments, in whatever form made; and (3) authorizes the Assignee to sign on behalf of the Assignor any endorsements, receipts, or acknowledgments that may be required for the Assignee’s receipt of such payments as per the conditions of the above referenced standby letter of credit.

This assignment is executed this date [                               ]DATE.

InsurFinancial Holdings, PLC
(Reg: 05846021)
Level 17
Dashwood House
69 Old Broad Street
London, WEC2M 1QS
United Kingdom

Authorized Signature:	/s/ James Patterson
James Patterson
Title: Director

Acceptance of this Assignment on behalf of ECO Building Products, Inc.:

Authorized Signature:	/s/ Steve Conboy
Steve Conboy
Title: President & CEO

SEE ATTACHED ACKNOWLEDGMENT
Verification or Notarization of Signatures

California All Purpose Acknowledgment

State of California
County of San Diego

On July 5, 2012 before me, Linda P.T. Pina, Notary Public, personally appeared Steve Conboy who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity~~(ies)~~, and that by his/~~her/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.

I certify under PENALTY OF PERGURY under the laws of the State of California that the foregoing paragraph is true and correct.

Witness my hand and official seal.

[signature]

OFFICIAL SEAL
LINDA P. T. PINA
NOTARY PUBLIC-CALIFORNIA
COMM. NO. 1874916
SAN DIEGO COUNTY
MY COMM. EXP. JAN. 12, 2014

Title of document: Assignment of Beneficiary of Standby Letter of Credit